EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Dr. Bami Bastani and Tom C. Shields, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and is hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                          Title                               Date

/s/    Dr. Bami Bastani                         Chief Executive Officer and                          November 9, 2000
---------------------------------------         President; Director
Dr. Bami Bastani

/s/    Tom C. Shields                           Senior Vice President and Chief                      November 9, 2000
---------------------------------------         Financial Officer; (Principal
 John F. Lyons                                  Financial and Accounting Officer)
Tom Shields

/s/    Ronald Rosenzweig                        Chairman of the Board of Directors;                  November 9, 2000
---------------------------------------         Director
Ronald Rosenzweig

/s/    Paul S. Bachow                           Director                                             November 9, 2000
---------------------------------------
Paul S. Bachow

/s/    David Fellows                            Director                                             November 9, 2000
---------------------------------------
David Fellows

/s/    Harry T. Rein                            Director                                             November 9, 2000
---------------------------------------
Harry T. Rein

/s/    Lewis Solomon                            Director                                             November 9, 2000
---------------------------------------
Lewis Solomon

/s/    Dennis Strigl                            Director                                             November 9, 2000
---------------------------------------
Dennis Strigl